BRAZOS MUTUAL FUNDS


Supplement to the Prospectus
Dated February 11, 2002
(Class A, B and II shares)


	The Prospectus is hereby amended as follows:

	Effective immediately, Class B and II shares of the Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap
Portfolio, Brazos Multi Cap Portfolio and Brazos Real Estate
Securities Portfolio are closed to all new purchases except through dividend reinvestment.


Dated:  August 20, 2002